SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  March 3, 2005




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

          On March 3, 2005, the Compensation Committee of the Board of Directors of Citizens Communications Company approved bonus payments and restricted stock awards to the Company's Executive Officers for the year ended December 31, 2004. The following table sets forth the incentive awards for the Executive Officers for 2004.



                                Citizens Incentive Plan  Restricted Stock Awards
          Name                         Cash Payout         Grant Date 3/15/05
          ----                   ----------------------  -----------------------

          WILDEROTTER,MARY A            $830,000                      -
          ELLIOTT,JERRY V               $650,000                 70,000
          CASEY III,JOHN H              $440,000                 50,000
          MCCARTHY,DANIEL               $206,250                 16,500
          MITTEN,L. R                   $110,990                      -
          DISTURCO,JEAN M               $ 82,500                 12,500
          LARSON,ROBERT                 $ 96,250                 18,500
          ARMOUR,DONALD B               $ 82,500                 11,000


          The Compensation Committee also changed the annual base salary, effective April 1, 2005 for the following Executive Officers.

                                     New Base Salary
          Name                       Effective 4/1/05
          ----                       ----------------

          MCCARTHY,DANIEL                $265,000
          DISTURCO,JEAN M                $160,000
          ARMOUR,DONALD B                $155,000


ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers
          ----------------------------------

          (b) On March 9, 2005, Rudy Graf, Chairman of the Board of Citizens Communications Company, notified the Company that he does not intend to stand for re-election as director at the Company's annual meeting in May 2005.

          (d) Effective March 7, 2005, two new members were elected to the Board of Directors of Citizens Communications Company, Larraine D. Segil and Myron A. Wick, III. Larraine Segil was appointed as a member of the Retirement Plan Committee.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

          99.1 Press release of Citizens Communications Company released March 10, 2005 announcing the election of two directors to the Board of Directors.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------
                             Jerry Elliott
                             Executive Vice President and
                             Chief Financial Officer

Date: March 10, 2005

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net
FOR IMMEDIATE RELEASE


Contacts:
Brigid Smith                        Michael Zarrella
Assistant Vice President            Vice President
Corporate Communications            Corporate Development
203.614.5042                        203.614.5179
bsmith@czn.com                      mzarrell@czn.com


                        CITIZENS COMMUNICATIONS ANNOUNCES
                 ELECTION OF TWO DIRECTORS TO BOARD OF DIRECTORS

Stamford, Conn., March 10, 2005 - Citizens Communications (NYSE: CZN) announced today that Larraine D. Segil and Myron A. Wick III were elected to the company's Board of Directors effective March 7, 2005.

Ms. Segil is a Partner at Vantage Partners, a consulting firm with expertise in helping companies manage their critical business relationships. She is a regular commentator on CNN, CNBC and Yahoo FinanceVision on alliances and mergers and is a monthly correspondent for IT Malaysia and IT Singapore.

Formerly CEO of an aerospace materials distribution company, Ms. Segil is the co-founder of The Lared Group, a Los Angeles-based international marketing consulting firm. She is also CEO of Larraine Segil Productions, Inc., a virtual corporation whose products include web-based programs, videos, satellite television, and live executive education. Ms. Segil earned a JD degree from Southwestern University and an MBA from Pepperdine University.

Myron A. "Mike" Wick III is a principal in Proactive Partners, L.P., a merchant banking fund investing in, and providing financial services to, "micro cap" public companies. Since 1989, Mr. Wick has participated as a founder and investment banker for StoryFirst Communications, Inc., and served as Chairman of the Board from 1993 through 2003. StoryFirst is the largest privately-owned television and radio broadcast company in Russia.

In 1988, Mr. Wick co-founded McGettigan, Wick & Co., Inc., an investment banking firm providing financial advice to small public and private companies. In 1987, he created three joint ventures: Karo Bio in Sweden, Pac Bio in Australia, and Meta Bio with Pfizer in the U.S. for work with diabetes and obesity. Prior to this, he was COO of California Biotechnology, a publicly-traded biotechnology company. Earlier, he joined Bessemer Venture Partners, a venture capital firm investing in high-tech companies. From 1977 to 1983, he was CEO of Werner Erhard and Associates, a network of companies offering philosophical and educational courses and programs. From 1975 to 1977, he was President and CEO of Cox Hobbies, Inc., a wholly-owned subsidiary of Leisure Dynamics, Inc. of Minneapolis. Prior to this, Mr. Wick was the CFO and Director of Corporate Planning for Leisure Dynamics in New York and Minneapolis.

                                     -MORE-

Mr. Wick is a graduate of Yale College and the Harvard Business School and was a Peace Corps volunteer in Columbia. He is currently a Director of Modtech Inc., StoryFirst Communications, Inc., MicroIslet, and Tanager Foundation. He is Chairman of the Hoffman Institute and The Natural Step. From 1985 to 1996, he was Chairman of Breakthrough for Youth, a non-profit organization that is dedicated to empowering inner-city youth. He was appointed by President George
H. Bush as a member of the Peace Corps Advisory Council from 1991 to 1993.

More  information  about  Citizens   Communications  Company  may  be  found  at
www.czn.net.



                                       ###